UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 22, 2023	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 8.01 Other Events

On December 22, 2023, Lisa Brady, President and CEO of Parks! America, Inc. sent a letter (the “letter”) to Andrew Kuhn of Focused Compounding Capital Management, LLC, in response to a letter addressed to the Company’s Board of Directors on December 18, 2023. A copy of Ms. Brady’s letter is attached as Exhibit 99.1 to this Report on Form 8-K.

The information in the letter is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the letter shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable

(b) Pro forma financial information:

Not applicable

(c) Shell company transactions:

Not applicable

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Letter from Lisa Brady to Andrew Kuhn on December 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

PARKS! AMERICA, INC.

By:	/s/ Todd R. White
Name:	Todd R. White
Title:	Chief Financial Officer

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